EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”) is made and entered into as of June 30, 2012, by and between the members (each individually a “Member” and collectively the “Members”) of ALGODON GLOBAL PROPERTIES, LLC, a Delaware limited liability company (“AGP”), and DIVERSIFIED PRIVATE EQUITY CORP., a Delaware corporation (“DPEC”).

Recitals

1.          In connection with a proposed business combination to create a streamlined holding company structure between AGP and DPEC, the parties hereto desire to exchange all of the issued and outstanding managing and non-managing membership interest units of AGP (the “Units”), for voting shares of common stock of DPEC, valued at $2.25 per share for purposes of this transaction (the “Shares”), subject to all of the terms and conditions set forth herein.

2.          InvestProperty Group, LLC, the managing member of AGP (the “Managing Member”), has provided the non-managing Members of AGP with notice and an opportunity to object to the Agreement prior to the date hereof. Having received objections from less than a majority-in-interest of the non-managing Members, the Managing Member is authorized, as the Members’ attorney-in-fact pursuant to Sections 2.05(b) and 2.05(d) of the Operating Agreement of Algodon Global Properties, LLC, dated April 1, 2008, as amended (the “AGP Operating Agreement”), to enter in to this Agreement and consent to the transfer by the Members of their Units in exchange for the issuance of the Shares, subject to all the terms and conditions set forth herein.

3.          The Board of Directors of DPEC has consented to the issuance of the Shares in exchange for all the issued and outstanding AGP Units, subject to all of the terms and conditions set forth herein.

Agreement

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and intending to be legally bound by the terms and conditions of this Agreement, the parties hereto agree as follows:

1.          Exchange Transaction. Subject to the terms and conditions of this Agreement, each Member hereby transfers his, her or its respective Units as reflected on Schedule A attached hereto, to DPEC for cancellation, and DPEC hereby accepts and acknowledges such transfer from the Members. In exchange therefore, DPEC hereby issues to each Member 0.27 Share for each Unit owned by such Member, as more fully explained in Paragraph 5 below, and the Members hereby accept and acknowledge such issuance.

2.          AGP Warrants. Each warrant previously issued by AGP, as reflected in Schedule B attached hereto, shall be assumed by DPEC and exchanged into DPEC warrants in accordance with the Exchange Ratio set forth in Paragraph 5 below, so that each previously issued AGP warrant to purchase one Unit shall be converted into a warrant to purchase 0.27 Share, on a price adjusted basis, all in accordance with the provisions of the Warrant Agreement between AGP and DPEC Capital, Inc., dated July 18, 2008, as amended.

3.          Closing Date. The transfer of Units in exchange for Shares provided for in this Agreement shall be effective on the date hereof or at such other time as the parties hereto may mutually agree (the “Closing Date”).

4.          Closing Obligations. On the Closing Date:

(a)          DPEC will be admitted to AGP as its sole Member and shall become its managing member, and the Members and the Managing Member will automatically withdraw as members of AGP. Shortly thereafter, DPEC shall enter into a new, single member operating agreement, and after execution thereof, shall be entitled to exercise or receive any of the rights, powers or benefits of a member and a managing member of AGP, as provided in such operating agreement.

(b)          DPEC will cause its transfer agent, Continental Stock Transfer & Trust Company, to reflect on the books of DPEC the newly issued Shares each Member is entitled to receive by virtue of the number of Units they held in AGP as of the Closing Date, multiplied by the Exchange Ratio.

5.          Exchange Ratio. DPEC, together with the Managing Member, has determined a fair and equitable exchange ratio (the “Exchange Ratio”) pursuant to which Units would be exchanged for Shares. Based on facts available as of June 30, 2012, the Exchange Ratio will provide that each Unit shall be exchanged for 0.27 Share.

6.          General Representations and Warranties of the Holders. The Managing Member hereby represents and warrants to DPEC the following:

(a)          No Member has transferred his, her or its Units and therefore, each Member is the sole record and beneficial owner of, and has good legal title to, his, her or its Units, and has the full legal right, power and authority to assign and transfer complete ownership of the Units to DPEC;

(b)          The Units are free and clear of all liens, pledges, encumbrances, restrictions, voting agreements, options and claims of any kind and the Members are transferring the Units to DPEC pursuant to the terms of this Agreement free and clear of any such encumbrances;

(c)          AGP has obtained all company and other approvals necessary for the execution, delivery and performance of this Agreement and when executed and delivered by the Managing Member on behalf of the Members, this Agreement shall constitute a valid and binding obligation of the Members, enforceable against the Members in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity);

(d)          Neither the execution and delivery of this Agreement nor the consummation by the Members of the transactions contemplated hereby, will require on the part of the Members any filing with, or permit, authorization, consent or approval of, any government or governmental agency or instrumentality, whether federal, state or local, domestic or foreign;

(e)          To the extent any Member is an organization, it represented and warranted in its original subscription for the Units that it was duly formed and validly existing under the laws of the state of its formation and has full power and authority to own its property, including its respective Units, and the Managing Member has not been notified or obtained any information indicating that such representation and warranty is no longer accurate;

(f)          Each Member made certain representations and warranties in connection with his, her or its original subscription for the Units, which acknowledged that the Units were obtained for their own accounts, for investment only and not with a view to or for resale in connection with any distribution of the Units, that each Member had sufficient knowledge and experience in business and financial matters to understand and to evaluate the merits and risks of the investment, and that each Member was aware that the Units had not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law, in reliance upon an exemption of the Securities Act and similar exemptions under state securities law for private offerings, and that the continuing availability of those exemptions depended in part upon the accuracy of certain representations and warranties which were made by the Members and which were relied upon in determining the Members’ suitability to receive the Units, and the Managing Member has not been notified or obtained any information indicating that such representations and warranties are no longer accurate;

(g)          Each Member made certain representations and warranties in connection with his, her or its original subscription for the Units, which acknowledged that the Units are restricted securities, they may not be sold or otherwise transferred unless they have been registered under the Securities Act or unless the Member received an opinion of counsel, acceptable to AGP and its counsel, stating that the proposed transfer was exempt from registration under the Securities Act, and the Managing Member has not been notified nor has obtained any information indicating that such representations and warranties are no longer accurate;

(h)          Each Member made certain representations and warranties in connection with his, her or its original subscription for the Units, which acknowledged that any certificate representing the Units shall bear a legend setting forth restrictions on the transfer of such securities, and the Managing Member has not been notified or obtained any information indicating that such representations and warranties are no longer accurate;

(i)          Each Member has received the Information Statement, and any and all information regarding DPEC, its business and this Agreement which they have required in connection with the transaction contemplated hereby, and has had the opportunity to discuss any questions such Member may have with the officers of DPEC and AGP;

(j)          Each Member is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act, or has otherwise satisfied the Managing Member as to the suitability of an investment in the Shares and as to their knowledge and experience in financial and business matters; and

(k)          This Agreement, its exhibits and schedules attached hereto do not contain any untrue statement of material fact with respect to the Members or omit to state any material fact necessary to make the statements herein or therein contained with respect to the Members not misleading.

7.          Representations and Warranties of DPEC. DPEC represents and warrants to the Managing Member and the Members as follows:

(a)          It is duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b)          It has all requisite power and authority to execute, deliver and perform this Agreement and the transactions contemplated thereby, and the execution, delivery and performance by the DPEC of this Agreement has been duly authorized by all requisite action by DPEC and that this Agreement, when executed and delivered by DPEC, shall constitute a valid and binding obligation of DPEC, enforceable against DPEC in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity);

(c)          Neither the execution and delivery by DPEC of this Agreement nor the consummation by DPEC of the transactions contemplated hereby, will require on the part of DPEC any filing with, or permit, authorization, consent or approval of, any government or governmental agency or instrumentality, whether federal, state or local, domestic or foreign;

(d)          Upon issuance of the Shares, they shall be duly authorized, validly issued and non-assessable Shares of DPEC;

(e)          It (i) is obtaining the Units for DPEC’s own account, for investment only and not with a view to or for resale in connection with any distribution of the Units, (ii) has sufficient knowledge and experience in business and financial matters to understand and to evaluate the merits and risks of this investment, and (iii) is aware that the Units have not been registered under the Securities Act, or any state securities laws, in reliance upon an exemption of the Securities Act and similar exemptions under state securities laws for private offerings, and that the continuing availability of these exemptions depend in part upon the accuracy of certain representations and warranties which are made by DPEC herein and which are being relied upon in determining DPEC’s suitability to purchase the Units;

(f)          It understands that as restricted securities, the Units may not be sold or otherwise transferred unless they have been registered under the Securities Act or unless DPEC has received an opinion of counsel, acceptable to AGP and its counsel, stating that the proposed transfer is exempt from registration under the Securities Act; and

(g)          This Agreement, its exhibits and schedules attached hereto, and the Information Statement do not contain any untrue statement of material fact with respect to DPEC or omits to state any material fact necessary to make the statements herein or therein contained with respect to DPEC not misleading.

8.          Indemnification.

(a)          The Members hereby jointly and severally agree to defend, indemnify and hold DPEC harmless from and against any and all losses, suits, proceedings, demands, judgments, damages, expenses and costs, including reasonable attorneys’ fees and expenses (collectively, “Indemnifiable Damages”), which DPEC may suffer or incur by reason of (i) the inaccuracy of any of the representations and warranties of any the Members contained in this Agreement, (ii) the breach by any of the Members of any of the covenants or agreements made in this Agreement, or (iii) any transfer of the Shares in violation of the Securities Act, or under any rule or regulation promulgated thereunder.

(b)          DPEC hereby agrees to defend, indemnify and hold the Members harmless from and against any and all Indemnifiable Damages which the Members may suffer or incur by reason of (i) the inaccuracy of any of the representations and warranties of DPEC contained in this Agreement, or (ii) the breach by DPEC of any of the covenants or agreements made by the DPEC in this Agreement, or (iii) any transfer of the Units by DPEC in violation of the Securities Act, or under any rule or regulation promulgated thereunder.

9.          Miscellaneous.

(a)          Further Assurances. Each party hereto agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the intent of this Agreement.

(b)          Notices. Except as otherwise provided herein, all notices, requests, demands and other communications under this Agreement shall be in writing, and if by facsimile, shall be deemed to have been validly served, given or delivered when sent and receipt has been confirmed, or if by personal delivery or messenger or courier service, or by registered or certified mail, shall be deemed to have been validly served, given or delivered upon actual delivery, at the addresses and facsimile numbers (or such other addresses and facsimile numbers a party may designate for itself by like notice) set forth on the signature page hereto.

(c)          Amendments. This Agreement may be amended, changed or waived only by a written agreement executed by each of the parties hereto.

(d)          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, applicable to contracts entered into and performed entirely within such state.

(e)          Disputes. In the event of any dispute among the parties arising out of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys’ fees.

(f)          Successors and Assigns. The parties may assign with absolute discretion any or all of their rights or obligations or delegate any of their duties under this Agreement to any of their affiliates, successors or assigns and this Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors or assigns of either or both of the parties in the same manner and to the same extent as if such affiliates, successors or assigns were original parties hereto.

(g)          Entire Agreement. This Agreement sets forth the entire understanding and agreement between the parties hereto with reference to the subject matter hereof and supersedes all prior agreements and understandings among them as to the subject matter hereof.

(h)          Headings. Introductory headings at the beginning of each Section and subsection of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such Section and subsection of this Agreement.

(i)          Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

DIVERSIFIED PRIVATE EQUITY CORP.

By:	/s/ Scott Mathis
Scott Mathis, President

Address for notices:
135 Fifth Avenue, 10th Floor
New York, New York 10010
f: (212) 655-0140

ALGODON GLOBAL PROPERTIES, LLC

By:	InvestProperty Group, LLC
Managing Member

By:	/s/ Tim Holderbaum
Tim Holderbaum, Managing Member

Address for notices:
135 Fifth Avenue, 10th Floor
New York, New York 10010
f: (212) 655-0140

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